UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Kelly Services

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Securities Beneficially Owned by Principal Stockholders and Management
COMPENSATION COMMITTEE REPORT COVERING EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
AUDIT AND RELATED FEES
EXECUTIVE COMPENSATION
Matters to be Brought Before the Meeting
Election of Directors Proposal 1
Exhibit A
Exhibit B
Exhibit C

March 24, 2004

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of Kelly Services, Inc., which will be held at 11:00 a.m., Eastern Daylight Time, Tuesday, April 27, 2004, in the Auditorium located on the First Floor of the Kelly Services Headquarters Building, 999 West Big Beaver Road, Troy, Michigan.

      Matters scheduled for consideration at this Meeting are the election of two Directors and ratification of the appointment of PricewaterhouseCoopers LLP as the independent public accountants for the Company for 2004.

      The Meeting will also provide an opportunity to review with you the business of the Company during 2003 and give you an opportunity to meet your directors and officers.

      Whether you plan to attend or not, please date, sign and return the proxy card in the accompanying envelope. Your vote is important no matter how many shares you own. If you do attend the Meeting and desire to vote in person, you may do so even though you have previously submitted your proxy.

      We look forward to seeing you at the Meeting.

Sincerely,

TERENCE E. ADDERLEY
Chairman and Chief
Executive Officer

KELLY SERVICES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

Kelly Services, Inc.

      Notice is hereby given that the Annual Meeting of Stockholders of Kelly Services, Inc., a Delaware corporation, will be held at the offices of the Company, 999 West Big Beaver Road, Troy, Michigan 48084-4782, on April 27, 2004 at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect two Directors as set forth in the accompanying Proxy Statement.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants.

3.	To transact any other business as may properly come before the Meeting or any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE SET FORTH IN PROPOSAL 1 BELOW AND A VOTE FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT ACCOUNTANTS AS SET FORTH IN PROPOSAL 2.

      Only holders of the Company’s Class B common stock of record at the close of business on March 10, 2004 will be entitled to notice of and to vote at the Meeting.

      To ensure a quorum, it is important that your proxy be mailed promptly in the enclosed envelope, which requires no postage.

By Order of the Board of Directors

March 24, 2004

999 West Big Beaver Road
Troy, Michigan 48084-4782

DANIEL T. LIS
Corporate Secretary

KELLY SERVICES, INC.

999 West Big Beaver Road
Troy, Michigan 48084-4782

March 24, 2004

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

      This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Kelly Services, Inc. (hereinafter called the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held at the corporate offices of the Company in Troy, Michigan on April 27, 2004 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and enclosed form of proxy are first being sent to stockholders of the Company is March 24, 2004. If the enclosed form of proxy is executed and returned by the stockholder, it may nevertheless be revoked by the person giving it by written notice of revocation to the Corporate Secretary of the Company, by submitting a later dated proxy or by appearing in person at the Meeting any time prior to the exercise of the powers conferred thereby.

      If a proxy in the accompanying form is properly executed, returned to the Company and not revoked, the shares represented by the proxy shall be voted in accordance with the instructions set forth thereon. If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of two Directors, designated Proposal 1 on the proxy, FOR the proposal to ratify the selection of independent accountants, designated Proposal 2 on the proxy, and on any other matters that properly come before the Annual Meeting in the manner as set forth on the proxy. Abstentions (but not broker non-votes) are counted for purposes of determining a quorum. However, abstentions and broker non-votes are not counted as votes cast in the tabulation of votes on any matter submitted to stockholders.

      Stockholders on the record date will be entitled to one vote for each share held.

      At the close of business on March 10, 2004, the number of issued and outstanding voting securities (exclusive of treasury shares) was 3,472,598 shares of the Class B common stock, having a par value of $1.00 per share. Class B common stock is the only class of the Company’s securities with voting rights.

      The cost of soliciting proxies shall be borne by the Company. The solicitation of proxies will be made primarily by mail. The Company may also make arrangements with brokerage houses, custodians, banks, nominees, and fiduciaries to forward solicitation material to beneficial owners of stock held of record by them and to obtain authorization to execute proxies. The Company may reimburse such institutional holders for reasonable expenses incurred by them in connection therewith.

Securities Beneficially Owned by
Principal Stockholders and Management

      Under regulations of the Securities and Exchange Commission, persons who have power to vote or dispose of common stock of the Company, either alone or jointly with others, are deemed to be beneficial owners of the common stock.

      Set forth in the following table are the beneficial holdings on February 13, 2004, on the basis described above, of each person known by the Company to own beneficially more than five percent of the Class B common stock:

	Number of Shares		Percent
Name and Address of	and Nature of		Of
Beneficial Owners	Beneficial Ownership(a)(b)		Class(b)

T. E. Adderley	3,214,390(c)	(d)	92.6
999 West Big Beaver Road
Troy, Michigan 48084
Bank One Corporation	192,927(e)		5.6
1 Bank One Plaza
Chicago, Illinois 60670

(a)	Nature of beneficial ownership of securities is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting power and sole investment power unless indicated by footnote.

(b)	Because Securities and Exchange Commission attribution rules require stock held in trust to be treated as beneficially held by each co-trustee sharing voting power for the stock, of the 192,927 shares reported as being beneficially owned by Bank One Corporation, 72,450 shares are also included in the 3,214,390 shares reported by T. E. Adderley.

(c)	Includes 952,100 shares directly held; 2,189,840 shares in the William R. Kelly Trust of which Mr. Adderley is a co-trustee and has sole investment and voting power; 71,825 shares in an irrevocable trust, of which he is beneficiary and has shared voting and investment power; and 625 shares held in five separate trusts of which he is a co-trustee with shared voting and investment power, in which he has no equity interest.

(d)	Because of the shares in the William R. Kelly Trust of which he is a co-trustee with Bank One Corporation and his own substantial stockholdings, Mr. Adderley is deemed a “control person” of the Company under applicable regulations of the Securities and Exchange Commission and NASD rules.

(e)	Based upon a report filed by Bank One Corporation with the Securities and Exchange Commission on Schedule 13G dated February 9, 2004 and upon subsequent information received from Bank One Corporation upon which the Company relies for the information presented. The report indicates that the 192,927 shares of Class B common stock held by Bank One Corporation are categorized as follows with respect to voting power and investment power: Voting Power: sole voting power 108,782; shared voting power 72,450; no voting power 11,695; Investment Power: sole investment power 11,695; shared investment power 181,232.

      Set forth in the following table are the beneficial holdings of the Class A and Class B common stock on February 13, 2004, on the basis described above, of each director and all directors and officers as a group.

	Class A Common Stock			Class B Common Stock

	Number of Shares			Number of Shares
	and Nature of		Percent of	and Nature of		Percent of
Directors	Beneficial Ownership(a)		Class	Beneficial Ownership		Class

T. E. Adderley	13,361,546	(b)	42.5	3,214,390	(c)	92.6
C. T. Camden	275,189		*	100		*
J. E. Dutton	200	(d)	*	0		*
M. A. Fay, O.P.	20,293		*	0		*
C. V. Fricke(e)	24,353		*	781		*
V. G. Istock	22,436		*	875		*
B. J. White	21,061		*	0		*
All Directors and Executive Officers as a Group	14,147,472	(d)	45.0	3,216,246		92.6

*	Less than 1%

(a)	Includes shares which the individuals have a right to acquire through the exercise of stock options within 60 days. Such exercisable options include: 473,500 for T. E. Adderley; 214,669 for C. T. Camden; 15,500 for M. A. Fay; 15,500 for C. V. Fricke; 15,500 for V. G. Istock; 15,500 for B. J. White; 70,002 for M. L. Durik; 130,002 for W. K. Gerber; 108,002 for A. G. Grimsley; and 20,335 for G. M. Reardon.

(b)	Includes 636,325 shares directly held; 10,197,337 shares in the William R. Kelly Trust of which Mr. Adderley is co-trustee and has sole investment power and has shared voting power with Bank One Corporation, the other co-trustee; 310,612 shares in an irrevocable trust, of which he is a beneficiary; and 2,217,272 shares held in eleven separate trusts of which he is co-trustee with sole or shared investment power, in which he has no equity interest.

(c)	See footnotes (c) and (d) to first table.

(d)	The 200 shares reported for J. E. Dutton were purchased on March 11, 2004 and as such, are not reflected in the total and percentage below.

(e)	C. V. Fricke will retire effective at the 2004 Annual Meeting of Stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under the securities laws of the United States, the Company’s directors, executive officers and any person holding more than 10% of the common stock (collectively, the “Reporting Persons”) are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and pursuant to applicable rules, the Company is required to report in its proxy statement any failure to file by these due dates. Based on certifications received from the Reporting Persons and on copies of the reports that such persons have filed with the Securities and Exchange Commission, all required reports of Reporting Persons have been timely filed with the Securities and Exchange Commission for 2003.

Information Regarding Status as a Controlled Company, the Board of Directors,

Its Standing Committees and Governance Principles

Controlled Company Exemption

      NASDAQ has established specific exemptions from its listing standards for controlled companies. The Company is a “controlled company” by virtue of the fact that Terence E. Adderley, Chairman and Chief Executive Officer, controls the power to vote more than fifty percent of the Company’s outstanding voting stock.

      A controlled company is not required to have a majority of its Board of Directors comprised of independent directors. Director nominees are not required to be selected or recommended for the Board’s selection by a majority of independent directors or a nominations committee comprised solely of independent directors, nor does NASDAQ require a controlled company to certify the adoption of a formal written charter or board resolution, as applicable, addressing the nominations process. A controlled company is also exempt from NASDAQ’s requirements regarding the determination of officer compensation by a majority of independent directors or a compensation committee comprised solely of independent directors.

      A controlled company is required to have an Audit Committee composed of at least three directors, who are independent as defined under the rules of both the Securities and Exchange Commission and NASDAQ. NASDAQ further requires that all members of the Audit Committee have the ability to read and understand fundamental financial statements and that at least one member of the Committee possess financial sophistication. The independent directors must also meet at least twice a year in meetings at which only they are present.

Board of Directors

      The Board of Directors is responsible for overseeing the business of the Company.

      The Board has affirmatively determined that Jane E. Dutton, who is a nominee standing for election at the 2004 Annual Meeting of the Stockholders, and Directors Maureen A. Fay, Verne G. Istock and B. Joseph White, whose respective terms of office continue until the Annual Meetings of the Shareholders in 2005 or 2006, are independent as that term is defined by the NASDAQ listing standards, and have no material relationship with the Company. Mr. Adderley, Chairman and Chief Executive Officer, and Carl Camden, President and Chief Operating Officer, are management Directors.

      In February 2004 the Board of Directors adopted Corporate Governance Guidelines (“the Guidelines”) to formally recognize its corporate practices and to keep those practices current with legislative and regulatory changes and the NASDAQ listing standards. The full text of the Guidelines and the charters of the Board’s three standing committees, which are an Audit Committee, a Compensation Committee and a Governance Committee, are available on the Company’s website at www.kellyservices.com under the caption “Corporate Governance.”

      The Board held seven meetings during the last fiscal year.

Standing Committees

      The Audit Committee, composed of M. A. Fay, C. V. Fricke (Chair), V. G. Istock and B. J. White, held 10 meetings in 2003. The Audit Committee’s purpose is to review the scope of the work and fees of the independent accountants and to review with the independent accountants their report or opinion on the Company’s financial statements. The Board has unanimously determined that all Audit Committee members qualify as “audit committee financial experts” within the meaning of SEC regulations and as such all Audit Committee members meet the “financial sophistication” requirements under current NASDAQ listing standards. At least one member of the Audit Committee has financial management expertise.

      The Compensation Committee, whose functions are described in the Compensation Committee Report on page 9 of this Proxy Statement, held six meetings in 2003 and is composed of M. A. Fay, C. V. Fricke, V. G. Istock and B. J. White (Chair).

      The Governance Committee, whose members are M. A. Fay (Chair), C. V. Fricke, V. G. Istock and B. J. White, independent directors, and T. E. Adderley, controlling shareholder, was organized and held three meetings during 2003. The Governance Committee’s activities are governed by a written charter, which specifies the scope of the Committee’s responsibilities and how it carries out those responsibilities. A copy of the charter, which was approved by the Board of Directors in April, 2003, is attached to this Proxy Statement as Exhibit A.

      All of the Directors of the Company attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees on which each served.

      Below is a description of key Guidelines and how they have been implemented, if appropriate.

Director Nominations, Qualifications, Effectiveness and Independence

      The Board is responsible for approving director nominees based on the recommendation of the Governance Committee. The Board has not adopted a policy whereby shareholders may recommend nominees because of the Company’s status as a controlled company.

      Directors must have the highest personal and professional character and integrity and substantial experience in positions with a high degree of responsibility in the companies or institutions with which they are affiliated. Candidates are selected based upon the contributions they can make to the Board.

      Directors are provided an orientation program and participate in continuing education through presentations developed by the Company.

      The number of boards on which a director serves along with any other time commitments a director may have are considerations in determining the director’s ability to serve effectively. The Board conducts an annual evaluation of its performance. The evaluation process includes an assessment of the Board’s effectiveness and independence, access to and review of information provided by management, responsiveness to shareholder concerns, and maintenance of standards of business conduct and ethics and of the Guidelines.

      At least annually the Board will assess the independence of the Company’s non-management directors and the financial sophistication or financial expertise of the members of the Audit Committee. In determining the independence of the current Nominee and Continuing Directors, the Board primarily considered the following factors:

•	No nominee or director is an officer or employee of the Company or its subsidiaries;

•	No nominee or director has an immediate family member who is an officer of the Company or its subsidiaries;

•	No nominee or director or an immediate family member has a current or past material relationship with the Company;

•	No nominee or director or immediate family member accepted payments from the Company (other than for Board service) in excess of $60,000;

•	No nominee or director has been employed by the Company’s independent accountants for at least three years;

•	No officer of the Company serves on the compensation committee or the board of directors of any corporation that employs a nominee or director or a member of the immediate family of a nominee or director;

•	No nominee or director was a partner, controlling shareholder or executive officer of any organization to which the Company made or received payments of the greater of $200,000 or 5% of the recipient’s gross revenue.

Tenure

      A non-management director shall tender his or her resignation at the time of resignation, retirement or termination from his or her current position, upon a material change in position or upon attaining age seventy. The Board retains sole discretion whether or not to accept a resignation. Term limits are not established. The perceived value of term limits are outweighed by the contributions of directors who have been able to develop, over a period of time, increasing insight into the Company’s operations and strategic direction.

Meetings and Attendance

      Six regular meetings at appropriate intervals are considered desirable for the Board to properly discharge its duties. Special meetings may be called to address specific needs.

      Directors are expected to attend the Annual Meeting of the Stockholders, all Board meetings and all meetings of the committees on which they individually serve. All Directors then in office attended the 2003 Annual Meeting of the Stockholders.

      The independent directors are required to meet in executive session at least twice annually. The Chair of each standing committee in rotation serves as the presiding director at the executive sessions.

Management Evaluation and Succession Planning

      At least annually Mr. Adderley will meet with the Compensation Committee to discuss potential successors as Chief Executive Officer and review the performance of members of senior management.

Code of Business Conduct and Ethics

      The Board has adopted a Code of Business Conduct and Ethics (“the Code”) that applies to all Directors, officers and employees to help them recognize and deal with ethical issues, deter wrongdoing, provide mechanisms to report dishonest or unethical conduct and help foster a culture of honesty and accountability. The Code addresses conflicts of interest, corporate opportunities, confidentiality, protection and proper use of assets, fair dealing, compliance with laws, rules and regulations and Company policies, public company reporting requirements and provides an enforcement mechanism.

      The full text of the Code of Business Conduct and Ethics is set forth in Exhibit B to this proxy statement and is posted on the Company’s website, at www.kellyservices.com, under the “Corporate Governance” caption. This information is available in print to any stockholder who requests it from the Investor Relations Department. The Company will disclose future amendments to, or waivers from the Code for its Directors, Executive Officers and senior financial officers on its website within five business days following the date of amendment or waiver, or such earlier period as may be prescribed by the SEC.

Stockholder Communications

      Stockholders may communicate with the Board of Directors, in writing, addressed to the Board of Directors and mailed to the Corporate Secretary, Kelly Services, Inc., 999 West Big Beaver Road, Troy, MI 48084. All written stockholder communications will be summarized and reported to the Board at its regularly scheduled meetings.

Compensation of Directors

      Directors of the Company who are not salaried officers are paid an annual fee of $50,000 (consisting of a $25,000 cash retainer fee and a stock award worth $25,000), a fee of $1,000 for each meeting of the Board of Directors attended and a fee of $800 for each meeting of a committee of the Board of Directors attended. The $25,000 stock award portion of the annual fee is made under the Non-Employee Director Stock Award Plan approved by the stockholders in 1995, as amended on May 14, 2001, from which each non-officer Director receives an annual grant of shares of the Company’s Class A common stock equal in value to the Director’s annual cash retainer fee.

      On May 10, 1999, the stockholders approved the adoption of the Kelly Services, Inc. 1999 Non-Employee Directors Stock Option Plan, under which the Board of Directors from time to time may make discretionary grants of options to purchase shares of Class A common stock to non-employee directors. In 2003, the Board granted to each non-employee director an option to purchase 1,500 shares of Class A common stock at the fair market value of the stock on the day of the grant. Each of these 10-year options vests in thirds on the first day of January of each of the three years immediately following the grant.

COMPENSATION COMMITTEE REPORT
COVERING EXECUTIVE COMPENSATION

      The Company’s compensation program for executives is administered by the Compensation Committee of the Board of Directors, consisting of B. J. White (Chair), M. A. Fay, C. V. Fricke and V. G. Istock, each of whom is an independent director. The Committee has responsibility for review and final approval of all adjustments in salary and short-term incentive awards for executives of the Company, including, with respect to 2003, administering the Kelly Services, Inc. Short-Term Incentive Plan. The Committee also administers the Kelly Services, Inc. Performance Incentive Plan (the Company’s long-term incentive plan) and makes recommendations with respect to granting awards under such Plan subject to review and approval by a majority of the full complement of those members of the Board of Directors who are “disinterested persons” as that term is used in Rule 16b-3 of the Securities and Exchange Commission.

Compensation Principles

      The philosophy underlying the Company’s executive compensation program has the following goals: (a) to align key executive and management employees with the Company’s strategic and financial objectives; (b) to attract and retain a management team of high quality; (c) to create incentives which motivate employees to achieve continual growth and increasing profitability of the Company; and (d) to promote appreciation of the common interests of stockholders, executives and key management employees.

      Total compensation is directly related to the successful achievement of the Company’s performance objectives. Short-term objectives are established on an annual basis, the achievement of which is rewarded annually. All compensation, other than stock options and restricted stock awards, whether in the form of salary or short-term incentive awards, is based on successful accomplishment of periodically established objectives reflecting the Company’s business and financial goals. Performance objectives provide standards for the measurement of Company and unit performance. Some performance objectives are Company-wide; others will vary, depending on individual responsibilities, groups of employees, or particular projects and plans.

      The Company ordinarily seeks to provide performance-based compensation that allows for maximum deductibility under Section 162(m) of the Internal Revenue Code and related regulations. However, tax deductibility is only one of many factors that must be considered in any final decision regarding executive compensation. In order to best serve the Company and the interests of its stockholders, the Company may determine that payment of non-deductible compensation is necessary and appropriate to provide awards consistent with the overall philosophy and objectives of the compensation program.

      The Company also seeks to encourage substantial stock ownership by the Company’s senior executives so as to align their interests more closely with the stockholders’ interests. The Committee has approved share ownership guidelines as objectives to be worked toward by these executives. The guideline for the Chairman and Chief Executive Officer is ownership of shares having a value five times his base salary; for the President and Chief Operating Officer, the guideline is four and a half times his base salary; for executive vice presidents, the guideline is four times base salary; and for senior vice presidents, the guideline is three times base salary.

      The following is a discussion of the major elements of the Company’s executive compensation program along with a description of the decisions and actions taken by the Committee with regard to 2003 compensation of Mr. Adderley as the Company’s Chairman and Chief Executive Officer.

Annual Compensation

      Annual cash compensation for executive officers consists of base salaries and cash incentive bonuses.

      Base salaries for executive officers are targeted to be competitive with the marketplace, identified by national surveys of executive compensation in which the Company periodically participates and which are recognized as credible within the professional field of compensation management. Because the Company competes to recruit executive-level personnel from many industries and not just from the staffing industry, the companies included in the surveys referred to above are not the same as those included in the Peer Group Index used in this Proxy Statement for performance graph purposes. Base salaries are targeted to correspond generally with the median of the range of salaries in the surveys consulted.

      Competitive assessments include reviewing salary survey data of comparative companies, not necessarily in the staffing industry, and other relevant factors. Individual performance is also a factor in determining base salary. The Committee is responsible for reviewing and approving the annual salary for all officers.

      June 1 is now the point in each year when the base salaries of all staff employees of the Company are reviewed and possibly increased. In April 2003, the Committee considered whether economic conditions would warrant annual salary increases for Company personnel, including Company officers. The Committee concluded that then-current economic conditions would not warrant any general increase, subject to exceptions for special circumstances, and that recommendation was followed by the Company. Accordingly, the Committee also recommended that Mr. Adderley’s salary for the year following June 2003 should remain unchanged at the rate set by the Committee in April 2001, which was $830,000 per year.

      One newly hired executive was paid a predetermined cash bonus for 2003 as a recruiting inducement. All other cash bonuses to executive officers (including Mr. Adderley) were subject to the terms of the Company’s Short-Term Incentive Plan. In accordance with that plan, in the first quarter of 2003, the Committee established target and threshold goals relating to corporate diluted earnings per share and a payout schedule for each executive officer showing a range of potential bonus amounts the executive could receive under the plan, which depended on the extent to which the Company’s actual 2003 diluted earnings per share met or exceeded the threshold. The entire potential bonus for Mr. Adderley and for the other named executive officers was tied solely to this objectively determinable standard. The potential bonuses for other executive participants in the Plan were tied partially to this corporate earnings standard and partially to other performance goals, which were also established by the Committee in the first quarter of the year and were set in light of the particular functions and responsibilities of the individual executives.

      The Company’s actual earnings per share for the year 2003 did not exceed the payout threshold the Committee had established for the year. After the end of the year, the Committee determined that, based on the schedule, no cash bonus would be approved for 2003 for Mr. Adderley or for any named executive officer and that no payment under the corporate performance portion of the Plan would be made for any other executive. Similarly, because the other performance goals taken into account for participants in the Plan were affected by the same factors that caused the overall corporate performance to fall below the bonus threshold, the Committee decided that no regular bonus payments would be approved for any executive in the Plan.

Long-Term Compensation

      The long-term incentive compensation for executive officers can consist of cash and stock-based awards made under the Company’s Performance Incentive Plan. Non-Qualified Stock Options, Incentive Stock Options, and, in the case of certain executives, Restricted Stock Awards, are currently the only types of awards outstanding under the Performance Incentive Plan.

      The decision to grant stock options is considered periodically by the Committee during each year. Grants may be given to new hires, employees promoted to new positions, and other key managers and executives as deemed appropriate by the Committee. Grant size is determined based on a guideline of option shares for each management level that is generally competitive with the median level of grants awarded by companies of similar size.

      During 2003, the Committee conducted reviews of compensation components for chief executive officers in companies of similar size. As a result of these reviews, the Committee during 2003 recommended that Mr. Adderley be awarded Non-Qualified Stock Options to purchase 65,000 shares of Class A common stock, in accordance with the parameters of competitive practice. These stock options vest over a three-year period.

      In 2003, Mr. Adderley and the other most senior officers of the Company were granted Restricted Shares of the Company’s Class A common stock under the Company’s Performance Incentive Plan. These Restricted Shares vest over a three-year period. Mr. Adderley received Restricted Share Awards totaling 17,200 shares.

Conclusion

      The Committee believes that the Company’s executive compensation program, providing as it does for competitive base salaries along with incentive compensation opportunities, is an important factor in motivating executives as well as maintaining an appropriate focus on increasing stockholder value.

B. J. WHITE, Chair
M. A. FAY, O.P.
C. V. FRICKE
V. G. ISTOCK

REPORT OF THE AUDIT COMMITTEE

Organization

      The Audit Committee of the Board of Directors is composed of four independent directors, as defined by NASDAQ rules, and operates under a written charter adopted by the Board of Directors on May 15, 2000 and last amended by the Board of Directors in July, 2003; a copy of the fully amended charter is attached to the proxy statement as Exhibit C. The current members of the Audit Committee are C. V. Fricke (Chair), B. J. White, M. A. Fay, and V. G. Istock.

Primary Function

      The primary function of the Audit Committee is to oversee the audit process and provide assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices. In addition, the Audit Committee shall review other financial matters as delegated by the Board of Directors.

Pre-Approval Policy

      The Audit Committee has adopted a policy requiring pre-approval of all audit and non-audit services of the independent accountants prior to their engagement by the Company. The policy is further described in the Audit Committee Charter attached to the proxy statement as Exhibit C.

Review and Independent Accountants

      The Audit Committee has reviewed the Company’s audited consolidated financial statements and discussed such statements with the Company’s management and with PricewaterhouseCoopers LLP, the Company’s independent accountants for fiscal year 2003. The Audit Committee has discussed with its independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees.”

      The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed the same with PricewaterhouseCoopers LLP, including their independence.

Recommendation

      Based upon the forgoing review and discussions, the Audit Committee recommended to the Board of Directors of the Company that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2003, and be filed with the U.S. Securities and Exchange Commission.

      This report is submitted by the Audit Committee of the Board of Directors.

C. V. FRICKE, Chair
B. J. WHITE
M. A. FAY, O. P.
V. G. ISTOCK

AUDIT AND RELATED FEES

Audit Fees

      Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) in connection with its audit of the Company’s consolidated financial statements for the years ended December 28, 2003 and December 29, 2002 and its limited reviews of the Company’s unaudited condensed consolidated interim financial statements were $828,720 and $681,300, respectively.

Audit Related Fees

      For the years ended December 28, 2003 and December 29, 2002, fees for professional services rendered by PricewaterhouseCoopers, primarily in connection with audits of employee benefit plans totaled $32,207 and $26,500, respectively.

Tax Fees

      For the years ended December 28, 2003 and December 29, 2002, fees for professional services rendered by PricewaterhouseCoopers in connection with tax compliance, tax planning, and advice totaled $356,758 and $606,643, respectively.

All Other Fees

      For the year ended December 28, 2003, fees for a professional research tool provided by PricewaterhouseCoopers totaled $1,400. For the year ended December 29, 2002, fees for professional legal services rendered by an affiliate of PricewaterhouseCoopers in Hungary totaled $5,463.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth all compensation paid or accrued for services rendered to the Company and its subsidiaries for the last three fiscal years by the Chief Executive Officer and the four highest-paid executive officers, as well as the total compensation paid to each individual during the Company’s last three fiscal years:

				Long-Term Compensation

		Annual Compensation		Awards		Payouts

					Number of
				Restricted	Shares	Long-Term
Name and				Share	Underlying	Incentive Plan	All Other
Principal Position	Year	Salary	Bonus	Award(s)(1)	Options	Payouts	Compensation(2)

T. E. Adderley	2003	$830,000	$0	$428,116	65,000	$0	$46,845
Chairman and	2002	830,000	211,000	161,280	45,000	0	45,650
Chief Executive Officer	2001	817,500	0	596,160	45,000	0	69,162

C. T. Camden	2003	$700,000	$0	$369,244	45,000	$0	$32,235
President and	2002	700,000	147,000	107,520	25,000	0	38,500
Chief Operating Officer	2001	655,000	0	384,640	75,000	0	48,840

W. K. Gerber	2003	$570,000	$0	$73,590	15,000	$0	$29,880
Executive Vice President	2002	570,000	94,000	67,200	15,000	0	31,350
and Chief Financial Officer	2001	561,667	0	252,160	15,000	0	41,671

M. L. Durik	2003	$525,000	$0	$199,340	25,000	$0	$3,040
Executive Vice President,	2002	508,333	83,000	67,200	15,000	0	7,625
Human Resources	2001	487,500	0	252,160	15,000	0	9,443

A. G. Grimsley	2003	$430,000	$0	$73,590	15,000	$0	$19,705
Executive Vice President,	2002	430,000	70,950	67,200	15,000	0	23,650
US Commercial	2001	410,000	0	252,160	15,000	0	33,550

(1)	Restricted Shares of the Company’s Class A common stock were awarded in November 2003, June 2003, February 2002, March 2001 and August 2001. The shares awarded vest in three equal annual installments beginning one year after the date of grant. The above amounts represent the fair market value of the entire award for each executive officer at the grant date. The number of shares awarded in 2003 were: T. E. Adderley, 17,200; C. T. Camden, 14,800; W. K. Gerber, 3,000; M. L. Durik, 8,000; and A. G. Grimsley, 3,000. The number of shares awarded in 2002 were: T. E. Adderley, 7,200; C. T. Camden, 4,800; W. K. Gerber, 3,000; M. L. Durik 3,000; and A. G. Grimsley, 3,000. The number of shares awarded in 2001 were: T. E. Adderley, 22,500; C. T. Camden, 14,500; W. K. Gerber, 9,500; M. L. Durik, 9,500; and A. G. Grimsley, 9,500.

At the last business day of the Company’s 2003 fiscal year the aggregate number of unvested Restricted Shares of the Company’s Class A common stock held by the executive officers named in the Summary Compensation Table and the value of these shares, based upon the $27.52 per share closing price of the Company’s Class A common stock on that date, were as follows:

Name	No. of Shares	Value

T. E. Adderley	29,500	$811,840
C. T. Camden	22,833	628,364
W. K. Gerber	8,166	224,728
M. L. Durik	13,166	362,328
A. G. Grimsley	8,166	224,728

(2)	Represents Company contributions to non-qualified defined contribution/ deferred compensation plan for officers and certain other management employees known as the Management Retirement Plan.

Option Grants in 2003

      The following table shows all grants of all Non-Qualified Stock Options and Incentive Stock Options to the officers named in the Summary Compensation Table above in 2003. The exercise price of all such options was the fair market value on the date of grant. One third (1/3) are exercisable one year after the grant date with an additional one third (1/3) exercisable on each of the next two anniversary dates. Upon exercise of an option, an officer purchases all or a portion of the shares covered by the option by paying the exercise price multiplied by the number of shares as to which the option is exercised, either in cash or by surrendering common shares already owned by the officer.

Individual Grants

	Number		% of Total			Potential Realizable Value at
	of Shares		Options			Assumed Annual Rates of Stock
	Underlying		Granted to			Price Appreciation for Option Term(1)
	Options	Option	Employees	Exercise or	Expiration
Name	Granted	Type	in Fiscal Year	Base Price	Date	0%	5%	10%

T. E. Adderley	45,000	NQ		$24.53	06/02/13	$0	$694,205	$1,759,253
	20,000	NQ		25.15	11/06/13	0	316,334	801,652

	65,000		10.38			$0	$1,010,539	$2,560,905

C. T. Camden	4,074	ISO		$24.53	06/02/13	$0	$62,849	$159,271
	20,926	NQ		24.53	06/02/13	0	322,821	818,092
	20,000	NQ		25.15	11/06/13	0	316,334	801,652

	45,000		7.19			$0	$702,004	$1,779,015

W. K. Gerber	4,074	ISO		$24.53	06/02/13	$0	$62,849	$159,271
	10,926	NQ		24.53	06/02/13	0	168,553	427,147

	15,000		2.40			$0	$231,402	$586,418

M. L. Durik	4,074	ISO		$24.53	06/02/13	$0	$62,849	$159,271
	10,926	NQ		24.53	06/02/13	0	168,553	427,147
	10,000	NQ		25.15	11/06/13	0	158,167	400,826

	25,000		3.99			$0	$389,569	$987,244

A. G. Grimsley	4,074	ISO		$24.53	06/02/13	$0	$62,849	$159,271
	10,926	NQ		24.53	06/02/13	0	168,553	427,147

	15,000		2.40			$0	$231,402	$586,418

(1)	The dollar amounts under the 5% and 10% columns in the table above are the result of calculations required by the Securities and Exchange Commission’s rules and therefore are not intended to forecast possible future appreciation of the stock price of the Company. As shown in the 0% column above, no gain to the named officers or all employees is possible without appreciation in the price of the Company’s common stock, which will benefit all stockholders. For example, with respect to the grants expiring on June 2, 2013, in order for any of the named officers to realize the potential values set forth in the 5% and 10% columns in the table above with respect to the exercise price of $24.53 (the fair market value on the date of the grant), the price per share of the Company’s Class A common stock would have to be approximately $39.96 and $63.62, respectively, as of the expiration date of their options.

Option Exercises During 2003 and Year-End Option Values

      The following table shows stock option exercises during 2003 by each of the officers named in the Summary Compensation Table and the value of unexercised options at fiscal year end 2003:

			Number of
			Shares Underlying		Value of Unexercised
			Unexercised Options		In-the-Money
	Number of		at Year-End		Options at Year-End
	Shares Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

T. E. Adderley	0	$0	436,000	132,500	$594,300	$443,550
C. T. Camden	0	$0	196,336	96,664	$488,210	$367,340
W. K. Gerber	0	$0	127,502	37,498	$199,507	$132,043
M. L. Durik	0	$0	57,502	47,498	$124,007	$155,743
A. G. Grimsley	0	$0	95,502	37,498	$184,407	$132,043

Long-Term Incentive Plans — Awards in Last Fiscal Year Table

      There were no performance share awards made by the Company in 2003 under the Company’s Performance Incentive Plan.

Performance Graph

      The following graph compares the cumulative total return of the Company’s Class A common stock with that of a Peer Group Index and the S&P MidCap 400 Index for the five years ended December 31, 2003. The graph assumes an investment of $100 on December 31, 1998 and that all dividends were reinvested. The Peer Group Index consists of the following publicly traded staffing services companies: CDI Corp., Manpower Inc., and Spherion Corporation.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

Assumes Initial Investment of $100
December 2003

	1998	1999	2000	2001	2002	2003

Kelly Services, Inc.	$100.00	$81.94	$80.35	$77.07	$88.40	$103.77

S&P MIDCAP 400 Index	$100.00	$114.72	$134.81	$133.99	$114.53	$155.34

Peer Group Index	$100.00	$132.84	$105.97	$97.12	$92.92	$133.83

Matters to be Brought Before the Meeting

Election of Directors
Proposal 1

      The Board of Directors is divided into three classes with each class elected for a three-year term. Under the Certificate of Incorporation, the Board of Directors shall consist of no fewer than five (5) and no more than nine (9) members, the exact number of Directors to be determined from time to time by the Board of Directors. The Board of Directors has fixed the number of Directors constituting the whole Board at seven (7). Dr. Jane E. Dutton was first elected a Director in February, 2004 to fill a vacancy created by an increase in the number of the Board of Directors whose terms expire at the 2004 Annual Meeting of Stockholders.

      The Board of Directors recommends that the nominees named below be elected to serve as Directors. The nominees will serve for a three (3) year term ending at the Annual Meeting of Stockholders held after the close of the fiscal year ending December 31, 2006.

      The shares represented by the enclosed form of proxy, when properly executed by a stockholder of record, will be voted at the Annual Meeting, or any adjournment thereof, as designated thereon if unrevoked at the time of the Meeting. If a nominee is unavailable for election for any reason on the date of the election of the Director (which event is not anticipated), the persons named in the enclosed form of proxy may vote for the election of a person designated by a majority of the proxy attorneys present at the Meeting. The Director will be elected by a majority of the votes cast by holders of Class B common stock who are present in person, or represented by proxy, and entitled to vote at the Meeting.

      Listed below are the names of the persons nominated for election as Directors of the Company (each is currently a Director of the Company), and of the Directors of the Company whose terms of office will continue after the Annual Meeting, their ages, principal occupations, occupations held during the past five years (unless otherwise stated, the occupations listed have been held during the entire past five years), other public companies of which they are directors, the year in which they first became a director of the Company and the year in which their term as a Director is scheduled to expire (information provided as of March 1, 2004).

	Year of		Year First
	Expiration of	Principal	Elected as
Name and Age	Elective Term	Occupation	Director

Nominees for Election as Directors to be Elected for a Three-Year Term
T. E. Adderley(a) Age 70	2004	Chairman and Chief Executive Officer of the Company and past President of the Company; Director of DTE Energy Company. Formerly: Director of First of Chicago NBD Corporation and Director of Detroit Edison Company.	1962
J. E. Dutton Age 52	2004	William Russell Kelly Professor of Business Administration and Professor of Psychology, University of Michigan.	2004

	Year of		Year First
	Expiration of	Principal	Elected as
Name and Age	Elective Term	Occupation	Director

Directors Continuing in Office
C. T. Camden(b) Age 49	2005	President and Chief Operating Officer (2001) of the Company. Formerly: Executive Vice President and Chief Operating Officer (2001), Executive Vice President of Operations, Sales and Marketing (1997).	2002
B. J. White Age 56	2005	Wilbur K. Pierpont Collegiate Professor and Professor of Business Administration at the University of Michigan. Trustee of Equity Residential, Inc.; Director of Gordon Food Service, Inc. and Kaydon Corporation. Formerly: Managing Director, Fred Alger Management (2003); Interim President, University of Michigan (2002); Dean, University of Michigan Business School (1991-2001).	1995
M. A. Fay, O. P. Age 69	2006	President of the University of Detroit Mercy; Director of Bank One Corporation. Formerly: Director of First Chicago NBD Corporation.	1997
V. G. Istock Age 63	2006	Retired Chairman/President of Bank One Corporation; Director of Masco Corporation and Rockwell Automation, Inc. Formerly: Chairman, President and Chief Executive Officer of First Chicago NBD Corporation; Chairman and Chief Executive Officer of First National Bank of Chicago; Chairman and Chief Executive Officer of NBD Bank, Michigan; Director of Bank One Corporation and First Chicago NBD Corporation; Director of Federal Reserve Bank of Chicago.	1991

(a)	Mr. Adderley is a director and executive officer of virtually all subsidiaries of the Company.

(b)	Mr. Camden is a director and executive officer of virtually all subsidiaries of the Company.

Relationship with Independent Accountants

Proposal 2

      The Board of Directors of the Company has appointed the firm of PricewaterhouseCoopers LLP as independent accountants of the Company for the current fiscal year ending January 2, 2005, subject to ratification by the stockholders. This firm has served as independent accountants for the Company for many years and is considered to be well qualified by the Board of Directors. As in prior years, a representative of that firm will be present at the Annual Meeting and will have the opportunity to respond to appropriate questions. Fees paid to PricewaterhouseCoopers LLP for fiscal year 2003 are set forth on page 13 of the Proxy Statement under the heading Audit and Related Fees.

      The Board recommends that the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year 2004 be approved. If stockholders fail to approve this proposal, the Board will reconsider the appointment of PricewaterhouseCoopers LLP as independent accountants for the year 2004.

      The proposal to ratify the appointment of PricewaterhouseCoopers LLP will be carried if it receives the affirmative vote of the holders of a majority of the Company’s Class B common stock present in person or by proxy and entitled to vote at the Annual Meeting.

Stockholder Proposals

      Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Corporate Secretary, Kelly Services, Inc., 999 West Big Beaver Road, Troy, Michigan 48084, no later than November 29, 2004.

Other Matters

      At the date of this Proxy Statement the Company knows of no matters, other than the matters described herein, that will be presented for consideration at the Meeting. If any other matters do properly come before the Meeting, all proxies signed and returned by holders of the Class B common stock, if not limited to the contrary, will be voted thereon in accordance with the best judgment of the persons voting the proxies.

      A copy of the Company’s printed Annual Report as of December 28, 2003, the close of the Company’s latest fiscal year, has been mailed to each stockholder of record. The expense of preparing, printing, assembling, and mailing the accompanying form of proxy and the material used in the solicitation of proxies will be paid by the Company. In addition, the Company may reimburse brokers or nominees for their expenses in transmitting proxies and proxy material to principals.

      It is important that the proxies be returned promptly. Therefore, stockholders are urged to execute and return the enclosed form of proxy in the enclosed postage prepaid envelope.

By Order of the Board of Directors

DANIEL T. LIS
Corporate Secretary

Exhibit A

KELLY SERVICES, INC.

GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

Purpose

      To assist the Board in the selection of the nominees for the Board of Directors, recommend policies and guidelines on significant governance matters, evaluate the performance of the Board and address any other matter designated by the Board.

Organization

      The Board shall select two or more of its independent members to serve along with one non-independent member on the Committee. Each member shall serve at the pleasure of the Board and for such term or terms, as the Board shall determine.

Procedural Matters

      The Committee shall have the authority to perform the duties listed in this charter. One-half of the members, but not less than two, shall constitute a quorum. A majority of the members present at any meeting, at which a quorum is present, may act on behalf of the Committee.

Meetings

      The Committee shall meet as necessary. The Committee will keep a record of its meetings and report on them to the Board. The Committee may meet by telephone or videoconference and may take action by written consent.

Committee Responsibilities

      1. Recommend to the Board the slate of Director nominees for election at the annual meeting of shareholders. This recommendation follows their consideration of potential qualified nominees presented by Shareholders, Independent Directors and consultation with the Chairman and Chief Executive Officer.

      2. Recommend to the Board the size and composition of the Board and its Committees.

      3. Evaluate the performance of the Board and its Committees.

      4. Evaluate annually the independence of each Director.

      5. Consider and approve the compensation of the Board of Directors.

      6. Review director and officer indemnification and insurance for members of the Board.

      7. Review the Company’s governance in light of applicable laws and guidelines.

      8. Monitor best practices in Corporate Governance and recommend suitable Corporate and Board policies/ practices.

      9. Make regular reports to the Board, keeping the Board informed of matters that come before the Committee, and advising the Board of any developments that the Committee believes should have Board consideration.

      10. The Governance Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates and have authority to approve the search firm’s fees and other retention terms. The Governance Committee shall have similar authority to retain and terminate any legal or specialized consulting group to be used in the review and evaluation of matters relative to governance.

      11. Periodically review the Company’s Code of Conduct.

      12. Periodically review the Committee’s charter.

      13. Review any other matters that may be delegated to the Committee by the Board.

Exhibit B

KELLY SERVICES, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

      The Board of Directors (the “Board”) of Kelly Services, Inc. (“the Company”) has adopted the following Code of Business Conduct and Ethics (the “Code”) for itself and the officers and employees of the Company (the “employees”). The Code is intended to help us recognize and deal with ethical issues, deter wrongdoing, provide mechanisms to report dishonest or unethical conduct and help foster a culture of honesty and accountability as we collectively work to achieve our vision as the world’s best staffing services company. Each of us has a personal responsibility to comply with both the letter and the spirit of this Code.

      No code or policy can anticipate every situation that may arise. This Code is intended to serve as a guide. Employees are encouraged to ask their managers questions about particular circumstances that may involve the provisions of this Code. Employees also may present their questions to the Head of Internal Audit or the Secretary of the Governance Committee, who may consult with the General Counsel or outside legal counsel as appropriate.

Conflict of Interest

      A “conflict of interest” occurs when our individual private interests interfere, or appear to interfere, in any way with the interests of the Company. Each of us must avoid conflicts of interest with the Company. Any situation that involves, or may reasonably be expected to involve, a conflict of interest with the Company must be disclosed immediately to the Head of Internal Audit or the Secretary of the Governance Committee.

      This Code does not attempt to describe all possible conflicts of interest which could develop. Some of the more common conflicts from which we should refrain, are:

•	an employee or a family member receiving an improper personal benefit as a result of the employee’s position with the company. A “family member” means a spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone who resides in an employee’s home;

•	knowingly engaging in any conduct or activity that is inconsistent with the Company’s best interests or that disrupts or impairs the Company’s relationship with any person or entity with which the Company has or proposes to enter into a business or contractual relationship;

•	accepting compensation, in any form, from any source other than the Company, which affects job performance in any way;

•	offering, giving or receiving gifts to or from anyone who deals with the Company in cases where the gift is being made to influence our actions in our position with the Company, or where acceptance of the gifts could create the appearance of an impropriety.

Corporate Opportunities

      Each of us has a responsibility to the Company to advance its legitimate interests. We must not:

•	personally take for ourselves or divert to others opportunities that are discovered through the use of Company property, information or our respective position;

•	use Company employees, property, information or our respective positions for personal gain; or

•	compete with the Company, directly or indirectly, for business opportunities.

Confidentiality

      Each of us must maintain the confidentiality of information entrusted to us by the Company and its customers.

Protection and Proper Use of Company Assets

      We must each protect the Company’s assets and ensure their efficient use. No one is to use Company assets for personal benefit.

Fair Dealing

      We have a responsibility to deal fairly with each other, our customers and our suppliers. No one must take unfair advantage of anyone else through manipulation, concealment, abuse of confidential information, misrepresentation of material facts or any other unfair dealing practices.

Compliance with Laws, Rules and Regulations

      Each of us shall comply with all laws, rules and regulations applicable to the Company, including the Foreign Corrupt Practices Act, antitrust laws and insider trading laws, and all policies established by the Company.

Waivers of the Code of Business Conduct and Ethics

      Any waiver of this Code as it applies to individual Directors or Executive Officers must be made by the Board of Directors and will be disclosed in accordance with applicable federal law and NASDAQ rules. Requests for waivers of the Code as it applies to officers and employees must be made in writing to the Head of Internal Audit or the Secretary of the Governance Committee and must be confirmed in writing.

Reporting Dishonest or Unethical Behavior

      When in doubt about the best course of action in a particular situation, employees should talk to their managers or other appropriate personnel. Known or suspected violations of laws, rules and regulations applicable to the Company, of this Code or any Company policy must be promptly reported in writing to the Head of Internal Audit or the Secretary of the Governance Committee. Alternatively,

anonymous reports of known or suspected violations may be made through the fraud hotline at 1-877-552-9002. Retaliation of any kind against any Director, officer or employee for reports made in good faith is expressly prohibited and will result in corrective action, including termination of employment.

Public Company Reporting

      The Chief Executive Officer and the Chief Financial Officer, the Corporate Controller and their designees (the “senior financial officers”) have the additional responsibility to file with the Securities and Exchange Commission full, fair, timely and understandable reports and documents; these same disclosure requirements apply to all of the Company’s public communications. In addition to the reporting requirements set forth elsewhere in this Code the senior financial officers must report any known or suspected violations of the Code to the Audit Committee.

Failure to Comply; Compliance Procedures

      The failure by any Director, officer or employee to comply with the laws, rules or regulations governing the Company’s business, this Code or any Company policy will constitute grounds for corrective action, up to and including termination of employment or engagement. Reports of known or suspected violations will be promptly investigated by the appropriate function, which may include Audit, Human Resources or Law.

Adopted Board of Directors

February 9, 2004

Exhibit C

KELLY SERVICES, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

Organization

      The Audit Committee shall comprise at least three outside Directors who meet the independence criteria relating to audit committee members set forth in the applicable requirements of the NASDAQ Stock Market and the rules of the Securities and Exchange Commission.

      Audit Committee members will meet the requirements of the NASDAQ Stock Market relating to the financial literacy and experience of audit committee members. At least one member of the Audit Committee shall qualify as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The board of directors must determine that such a person has all of the following attributes:

•	An understanding of Generally Accepted Accounting Principles (GAAP).

•	The ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves.

•	Experience in preparing, auditing, analyzing or evaluating financial statements that present a level of complexity of accounting issues that are generally comparable to those expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities.

•	An understanding of internal controls and procedures for financial reporting.

•	An understanding of audit committee functions.

Statement of Policy

      The primary function of the Audit Committee is to oversee the audit process and provide assistance to the Board of Directors in fulfilling its responsibilities relating to the corporate accounting and reporting practices. In addition, the Audit Committee shall review other financial matters as delegated by the Board of Directors and shall serve as the Company’s “Qualified Legal Compliance Committee” (QLCC).

Responsibilities

      1. Review and approve the audit scope, services, fees and term of appointment of the independent public accountants for auditing of the financial records of the Company and its subsidiaries, and make recommendations to the Board regarding such matters.

      2. Approve all audit and non-audit services of the independent public accountants prior to engagement by the Company. Such pre-approval may be delegated to the Chair of the Audit Committee so long as all such pre-approvals are presented to the full Audit Committee at a regularly scheduled meeting.

      3. Consider in consultation with the independent accountants and the head of Internal Audit, the audit scope and plan of external and internal audits, the involvement of the internal auditors in the audit examination, and the independent auditor’s responsibility under generally accepted auditing standards.

      4. Receive periodic reports from the independent accountants and the Internal Audit Department on their activities and assessment of the Company’s compliance with, and the adequacy of, existing internal controls.

      5. Obtain a formal written statement from the independent accountants delineating all relationships between the accountants and the Company that may bear on the independence of such accountants and obtain a written statement from the independent accountants confirming their independence at least annually.

      6. Review with management and the independent accountants:

•	The Company’s quarterly and annual financial statements including the quarterly reports on Form 10-Q and the annual report on Form 10-K filed with the Securities and Exchange Commission.

•	The independent accountants’ audit of the financial statements and their associated report, including any opinions rendered in connection with the financial statements. This includes any related management letter, and management’s response to the recommendations.

•	Any significant changes required in the independent accountants’ audit plan.

•	Any serious difficulties encountered in the conduct of the audit or disputes with management during the audit.

      7. Review with management and the head of Internal Audit:

•	Significant findings during the year and management’s responses.

•	The Internal Audit Department’s audit plan and staffing.

•	The results of their review with respect to officers’ expense reports.

      8. Meet with the head of Internal Audit and the independent accountants in separate executive sessions to discuss any sensitive issues.

      9. Establish procedures for the receipt, review and retention of complaints received by the Company regarding potential fraud, ethics violations, internal accounting controls, or auditing matters including confidential, anonymous submissions by the Company’s employees.

      10. Include in the Company’s proxy statement a report of the Audit Committee, as required by the SEC, that “based on the review and discussion of the audited financial statements with management and the independent auditors, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Commission.” In addition, the report must state whether:

•	The audit committee discussed with the independent auditors those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

•	The audit committee has received from the auditors certain disclosures regarding the auditor’s independence required by Independence Standards Board Standard No. 1.

•	The Board of Directors has adopted a written charter for the audit committee (a copy of the charter must be included as an appendix to the Company’s proxy statement at least once every three years).

•	The audit committee members are “independent” as defined by the NASDAQ standards.

      11. The Audit Committee shall have the authority and funding to retain special legal, accounting or other consultants to advise the Committee.

      12. The Audit Committee will have such additional duties and responsibilities as may be provided in applicable requirements of the NASDAQ Stock Market and the rules of the Securities and Exchange Commission, as in effect from time to time.

      13. The Audit Committee will review the written Audit Committee Charter annually.

      14. When functioning as the Company’s QLCC, the Audit Committee shall have the duty and authority to:

•	Receive reports of potential material violations by the Company or any of its officers, directors, employees or agents, of applicable U.S. federal or state law or of a fiduciary duty arising under such law;

•	Inform the Company’s chief executive officer and general counsel of any such report;

•	Determine whether an investigation is necessary, and if so, to notify the Board of Directors, initiate an investigation, and retain additional expert personnel as necessary;

•	Handle reported matters according to written procedures;

•	At the conclusion of any such investigation, recommend implementation of an “appropriate response” (as defined by rule or regulation of the SEC) and inform the chief executive officer and general counsel of the results of such investigation and the appropriate remedial measures to be adopted;

•	Take all other appropriate action, including, as required by law, notifying the SEC if the Company fails to implement an appropriate response recommended by the Committee.

KELLY SERVICES, INC.

999 West Big Beaver Road
Troy, Michigan 48084

Solicited by the Board of Directors
for the Annual Meeting of Stockholders on April 27, 2004

     The undersigned hereby appoints as Proxies Carl T. Camden, William K. Gerber and Daniel T. Lis, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B Common Stock of Kelly Services, Inc. (the “Company”) held of record by the undersigned on March 10, 2004 at the Annual Meeting of Stockholders to be held on April 27, 2004 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Address Change/Comments (Mark the corresponding box on the reverse side)

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You can now access your Kelly Services, Inc. account online.

Access your Kelly Services, Inc. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Kelly Services, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Please Mark Here for Address ☐ Change or Comments SEE REVERSE SIDE

1. Election of Directors	FOR ALL	WITHHOLD	FOR ALL EXCEPT			FOR	AGAINST	ABSTAIN
01 Terence E. Adderley 02 Jane E. Dutton	☐	☐	☐	2.	Ratify the appointment of PricewaterhouseCoopers LLP as independent accountants.	☐	☐	☐

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee(s) in the space provided below.				3.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

				Please be sure to sign and date this Proxy.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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